Exhibit 10-C-5


           AMENDMENT TO SUPPLEMENTAL COMPENSATION PLAN
           -------------------------------------------
                  (Effective January 10, 1996)


     Paragraph 12b of the Plan is amended by deleting the second sentence thereof.